SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   December 16, 2002

KEY3MEDIA GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16061	95-4799962
(State or other Jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

5700 Wilshire Blvd., Suite 325
Los Angeles, CA 90036
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:   (323) 954-6000

N/A
(Former Name or Former Address, if Changed Since Last Report)

ITEM 5.   OTHER EVENTS.

On December 16, 2002, Key3Media Group, Inc. issued a press release concerning its failure to make an interest payment on its senior subordinated notes. The press release is attached hereto as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)   EXHIBITS

99.1   Press release dated December 16, 2002, concerning Registrant’s failure to make an interest payment on its senior subordinated notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY3MEDIA GROUP, INC.
Dated: December 16, 2002	By:	/s/ Peter B. Knepper

		Name: Title:	Peter B. Knepper Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated December 16, 2002, concerning Registrant's failure to make an interest payment on its senior subordinated notes.